UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: AUGUST 31

Date of reporting period: AUGUST 31, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds G R O W T H E Q U I T Y F U N D S Annual Report August 31, 2004 Long-term capital growth potential from a diversified portfolio of equity investments.

Goldman Sachs Growth Equity Funds GOLDMAN SACHS CAPITAL GROWTH FUND GOLDMAN SACHS STRATEGIC GROWTH FUND GOLDMAN SACHS CONCENTRATED GROWTH FUND GOLDMAN SACHS GROWTH OPPORTUNITIES FUND NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS

What Differentiates Goldman Sachs' Growth Investment Process?

For over 23 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

GOLDMAN SACHS' GROWTH INVESTMENT PROCESS


1
BUY THE BUSINESS
2
BUY HIGH-QUALITY GROWTH BUSINESSES
3
BUY AT AN ATTRACTIVE PRICE

1 BUY THE BUSINESS

Make decisions as long-term business owners rather than as stock traders

Perform in-depth, fundamental research

Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

2 BUY HIGH-QUALITY GROWTH BUSINESSES

Identify high quality growth businesses. Some required investment criteria include:

- Established brand names
- Dominant market shares
- Pricing power
- Recurring revenue streams
- Free cash flow
- Long product life cycles
- Favorable long-term growth prospects
- Excellent management

Result

Investment in businesses that we believe are strategically positioned for consistent long-term growth

3 BUY AT AN ATTRACTIVE PRICE

- Perform rigorous valuation analysis of every potential investment
- Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

1

P O R T F O L I O R E S U LT S Capital Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the one-year reporting period that ended August 31, 2004. Performance Review Over the one-year period that ended August 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 7.26%, 6.46%, 6.41%, 7.63%, and 7.08%, respectively. These returns compare to the 5.36% and 11.46% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index, and its former benchmark, the S&P 500 Index (with dividends reinvested), respectively, over the same period. Year-to-date, we have seen strong returns from many of the Fund’s holdings that lagged in 2003. In particular, several of the Fund’s Technology, Consumer Staples, and Finance businesses have been top contributors to performance. Investors have rewarded companies with strong balance sheets and solid business fundamentals. Many of the businesses held in the Fund have strong free cash flow and flexible balance sheets that can potentially allow them to thrive in different market environments. This is important because free cash flow allows a business to self-finance new growth opportunities, pay down debt, or return wealth to shareholders in the form of stock buybacks and dividends. Examples of companies in the portfolio that recently announced stock buybacks include Microsoft Corp. and Crown Castle International Corp. Within Consumer Staples, Colgate-Palmolive Co., PepsiCo, Inc., Wm. Wrigley Jr. Co., and Avon Products, Inc. have been notably strong in 2004, as earnings results have exceeded expectations. In 2003, we took advantage of attractive valuations and increased the Fund’s allocation to the sector. We believe these companies are benefiting from their global reach, as sales in their European and Latin American operations continue to exceed analysts’ expectations. We feel emerging markets are fertile ground for the Fund’s Consumer Staples businesses, given that these countries are often characterized by growing per capita disposable income and poor consumer product distribution infrastructure. The Fund’s Technology companies significantly outperformed the market and enhanced returns. For example, QUALCOMM, Inc. and eBay, Inc. boosted returns. During the period, QUALCOMM announced that its earnings would be significantly higher than analysts’ estimates, attributable to soaring demand for cell phone chips. As the innovator of Code Division Multiple Access (CDMA) technology, the fastest growing wireless standard, QUALCOMM receives a royalty on the manufacturers’ selling price of every CDMA handset made. Fannie Mae and Freddie Mac were also notable contributors to performance during the reporting period. Several holdings in the Media sector produced disappointing results, due to a sluggish radio advertising market. However, we are encouraged by the attractive valuations and enduring growth prospects we find in the area. While the recent stock performance from Viacom, Inc. and Clear Channel Communications, Inc. is disappointing, we remain focused on their competitive advantages and long-term growth prospects. 2

P O R T F O L I O R E S U LT S Portfolio Composition As bottom-up stock pickers, we focus on the real worth of the business and, to the extent that we find several businesses in related industries that have long-term growth potential, we may become heavily invested in a particular sector. With this in mind, as of August 31, 2004, the Consumer Staples and Technology sectors constituted a large portion of the Fund. The Fund tends to avoid making heavy investments in Capital Goods, Basic Industry, and other cyclical companies that we feel are typically incapable of exhibiting long-term growth. These types of businesses do not typically have the pricing power and strong business franchise characteristics that we prefer. Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: Fannie Mae and Freddie Mac — Fannie Mae and Freddie Mac were notable contributors to performance during this period. Freddie Mac has rebounded sharply in 2004, as investors were reassured when the company issued its 2003 financial statements within the timeframe promised to regulators. We believe both companies are well positioned for higher interest rates as they are adequately hedged and have historically proven the ability grow earnings in various environments. Avon Products, Inc. — The investment case for Avon rests with its global franchise in direct selling. This requires a low level of capital intensity and yields a highly profitable business that generates substantial free cash flow and high returns on invested capital. A true multinational, Avon generates well over half of its pre-tax profits in overseas markets. Tapping into the opportunities offered by emerging markets in Latin America, Europe, and Asia is central to Avon’s growth strategy. We believe emerging markets are fertile ground for Avon’s direct selling business model, given that these countries are often characterized by growing per capita disposable income, strong consumer demand for beauty products, desire for entrepreneurial career opportunities, poor consumer product distribution infrastructure, and immature retail penetration. 3

PORTFOLIO RESULTS

- **Starwood Hotels & Resorts Worldwide, Inc.** — Starwood is an emerging lodging leader and we feel is ideally situated to benefit from very favorable fundamentals in the U.S. lodging industry. Given the consolidation in the industry, professional managers and owners of hotels, as well as a more discerning lending community, have helped to tame the boom-bust hotel real estate cycles of the past. Because it takes 2-3 years to build an upscale hotel, we have reasonably good visibility over the next several years of the new supply entering the U.S. lodging market.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2004

Sector Allocation (Percentage of Portfolio)

as of 8/31/04


25%
20%
15%
10%
5%
0%
1.5%
10.5%
12.8%
1.1%
14.3%
14.5%
2.2%
1.0%
23.5%
18.6%
Basic Materials
Consumer Cyclicals
Consumer Staples
Energy
Financial
Health Care
Industrials
Insurance
Services
Technology

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

4

FUND BASICS

Capital Growth Fund

as of August 31, 2004

Assets Under Management

$1.9 Billion

Number of Holdings

71

NASDAQ SYMBOLS

Class A Shares

GSCGX

Class B Shares

GSCBX

Class C Shares

GSPCX

Institutional Shares

GSPIX

Service Shares

GSPSX

PERFORMANCE REVIEW

September 1, 2003–August 31, 2004	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]	S&P 500 Index[2]
Class A	7.26%	5.36%	11.46%
Class B	6.46	5.36	11.46
Class C	6.41	5.36	11.46
Institutional	7.63	5.36	11.46
Service	7.08	5.36	11.46

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] Effective December 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's benchmark. The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies with higher price to earnings ratios and higher forecasted growth values compared to the S&P 500. The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. In the Investment Adviser's opinion, the Russell 1000 Growth Index is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/04	Class A	Class B	Class C	Institutional	Service
One Year	9.21%	9.71%	13.80%	16.06%	15.49%
Five Years	-4.49	-4.51	-4.10	-3.01	-3.49
Ten Years	9.48	N/A	N/A	N/A	10.03[4]
Since Inception	10.83 (4/20/90)	7.61 (5/1/96)	3.77 (8/15/97)	4.94 (8/15/97)	11.22[4] (4/20/90)

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

GOLDMAN SACHS CAPITAL GROWTH FUND

TOP 10 HOLDINGS AS OF 8/31/04[5]

Holding	% of Total Net Assets	Line of Business
Microsoft Corp.	5.2%	Computer Software
Pfizer, Inc.	4.8	Drugs & Medicine
QUALCOMM, Inc.	4.0	Semiconductors
Fannie Mae	3.8	Financials
PepsiCo, Inc.	3.5	Beverages
Freddie Mac	3.0	Financials
Dell, Inc.	3.0	Computer Hardware
Viacom, Inc. Class B	2.9	Movies & Entertainment
The McGraw-Hill Cos., Inc.	2.8	Commercial Services
Wal-Mart Stores, Inc.	2.8	Retailing

[5]The top 10 holdings may not be representative of the Fund's future investments.

6

P O R T F O L I O R E S U LT S Strategic Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the one-year reporting period that ended August 31, 2004. Performance Review Over the one-year period that ended August 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 3.59%, 2.78%, 2.91%, 4.04%, and 3.58%, respectively. These returns compare to the 5.36% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same period. While the Fund generated positive absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of the Fund’s relative underperformance in certain Media and Healthcare businesses. On the other hand, several of the Fund’s Finance and Technology holdings enhanced results. The Fund’s businesses in the Media sector that are exposed to the radio market were weak, as analysts were disappointed by sluggish advertising growth. While the recent stock performance from Viacom, Inc. and Clear Channel Communications, Inc. is disappointing, we remain focused on their competitive advantages and long-term growth prospects. We believe Viacom is positioned at the center of the growing advertising industry with the leading group of cable networks, a well-positioned broadcast network, and holdings in the 50 largest markets in radio and outdoor advertising. On the positive side, many segments of Media not exposed to the radio market are performing well and being recognized by investors for their strong fundamentals and growth prospects. Lamar Advertising Co. was up sharply over the reporting period. The Fund’s Technology companies significantly outperformed the market and enhanced results. In particular, QUALCOMM, Inc., eBay, Inc., and Yahoo!, Inc. had strong performance over the past year. QUALCOMM announced that its earnings would be significantly higher than analysts’ estimates, attributable to soaring demand for cell phone chips. As the innovator of Code Division Multiple Access (CDMA) technology, the fastest growing wireless standard, QUALCOMM receives a royalty on the manufacturers’ selling price of every CDMA handset made. Fannie Mae and Freddie Mac were also notable contributors to performance. Freddie Mac has rebounded sharply, as investors were reassured when the company issued its 2003 financial statements within the timeframe promised to regulators. We believe both companies are well positioned for higher interest rates as they are adequately hedged and have historically proven the ability to grow earnings in various environments. 7

P O R T F O L I O R E S U LT S Portfolio Composition The Strategic Growth Fund invests primarily in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream, and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Lamar Advertising Co. — Lamar employs a strategy of becoming the dominant outdoor advertising provider in the areas it serves. As a result, the company averages 85% market share of outdoor ad dollars within their markets. We believe this dominant market share has two benefits. First, the company has pricing power over local ad rates within their markets. Second, the company faces little competition since it is difficult for someone to enter their markets economically as a minority player. Historically, outdoor advertising also benefited from a structural growth in audience every year. Advertising rates are based in part on the number of people that view the advertisement. With traffic commute times increasing 13% on average over the past decade, the audience for outdoor advertising has steadily increased. Cendant Corp. — Cendant is a consumer and business services company primarily operating in two broad segments: travel services and real estate services. Cendant owns dominant franchises within its business segments and virtually all of its businesses are the number one or number two players in their respective industries. Cendant’s business model focuses primarily on franchising, outsourcing, and marketing its service-oriented businesses. It generally seeks to avoid asset ownership but it will opportunistically take ownership positions when advantageous. The results of this model are high margins, strong cash-flow generation, and few capital requirements. Avon Products, Inc. — The investment case for Avon rests with its global franchise in direct selling. This requires a low level of capital intensity and yields a highly profitable business that generates substantial free cash flow and high returns on invested capital. A true multinational, Avon generates well over half of its pre-tax profits in overseas markets. Tapping into the opportunities offered by emerging markets in Latin America, Europe, and Asia is central to Avon’s growth strategy. We believe emerging markets are fertile ground for Avon’s direct selling business model, given that these countries are often characterized by growing per capita disposable income, strong consumer demand for beauty products, desire for 8

PORTFOLIO RESULTS

entrepreneurial career opportunities, poor consumer product distribution infrastructure, and immature retail penetration.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2004

Sector Allocation (Percentage of Portfolio)

as of 8/31/04


30%
25%
20%
15%
10%
5%
0%
11.3%
11.0%
16.0%
13.6%
1.1%
27.1%
19.9%
Consumer Cyclicals
Consumer Staples
Financial
Health Care
Insurance
Services
Technology

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

9

FUND BASICS

Strategic Growth Fund

as of August 31, 2004

Assets Under Management

$325.7 Million

Number of Holdings

57

NASDAQ SYMBOLS

Class A Shares

GGRAX

Class B Shares

GSWBX

Class C Shares

GGRCX

Institutional Shares

GSTIX

Service Shares

GSTSX

PERFORMANCE REVIEW

September 1, 2003–August 31, 2004	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	3.59%	5.36%
Class B	2.78	5.36
Class C	2.91	5.36
Institutional	4.04	5.36
Service	3.58	5.36

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/04	Class A	Class B	Class C	Institutional	Service
One Year	6.82%	7.28%	11.10%	13.51%	13.03%
Five Years	-5.34	-5.39	-4.98	-3.88	-4.22
Since Inception (5/24/99)	-4.27	-4.13	-3.91	-2.83	-3.16

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/04[4]

Holding	% of Total Net Assets	Line of Business
QUALCOMM, Inc.	4.9%	Semiconductors
Microsoft Corp.	4.9	Computer Software
Pfizer, Inc.	4.5	Drugs & Medicine
Freddie Mac	4.1	Financials
Wal-Mart Stores, Inc.	3.7	Retailing
Fannie Mae	3.6	Financials
First Data Corp.	3.5	Computer Services
PepsiCo, Inc.	3.3	Beverages
Cendant Corp.	3.1	Consumer Services
Dell, Inc.	2.9	Computer Hardware

[4] The top 10 holdings may not be representative of the Fund's future investments.

10

P O R T F O L I O R E S U LT S Concentrated Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund over the one-year reporting period that ended August 31, 2004. Performance Review Over the one-year period that ended August 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 0.84%, 0.06%, -0.02%, 1.26%, and 0.84%, respectively. These returns compare to the 5.36% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same period. The Fund lagged its benchmark during the reporting period. This was largely the result of its relative underperformance in certain Media and Healthcare businesses. On the other hand, several of the Fund’s Technology holdings enhanced results. In addition, Fannie Mae and Freddie Mac, two of the Fund’s largest holdings, rebounded and positively contributed to relative returns. The Fund’s businesses in the Media sector that are exposed to the radio market were weak, as analysts were disappointed by sluggish advertising growth. While the recent stock performance from Viacom, Inc. and Clear Channel Communications, Inc. is disappointing, we remain focused on their competitive advantages and long-term growth prospects. We believe Viacom, Inc. is positioned at the center of the growing advertising industry with a leading group of cable networks, the well-positioned broadcast network, and top holdings in the 50 largest markets in radio and outdoor advertising. On the positive side, many segments of Media not exposed to the radio market are performing well and being recognized by investors for their strong fundamentals and growth prospects. The E.W. Scripps Co., with operations in newspapers, broadcast television, and cable networks (which includes Food and HGTV), boosted returns. These networks benefit from audience share gains and the increased desire to advertise to a targeted audience. The Fund’s holding in Healthcare company Wyeth detracted from results as an appeals court overturned a prior ruling, which had limited the evidence that was allowed to be submitted by plaintiffs’ attorneys in fen-phen trials. We believe that the company may ultimately attempt to take the appeal to the Supreme Court. Although the company still possesses strong fundamentals, the legal overhang from the fen-phen trials was viewed as a drag on the stock. As such, we sold out of the position during the period. The Fund’s Technology companies significantly outperformed the market and enhanced results. In particular, QUALCOMM, Inc., eBay, Inc., and Yahoo!, Inc. had strong performance over the past year. QUALCOMM announced that its earnings would be significantly higher than analysts’ estimates, attributable to soaring demand for cell phone chips. As the innovator of Code Division Multiple Access (CDMA) technology, the fastest growing wireless standard, QUALCOMM receives a royalty on the manufacturers’ selling price of every CDMA handset made. 11

P O R T F O L I O R E S U LT S Fannie Mae and Freddie Mac were notable contributors to performance over the past twelve months. Freddie Mac has rebounded sharply, as investors were reassured when the company issued its 2003 financial statements within the timeframe promised to regulators. Portfolio Composition The Concentrated Growth Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical, broadly diversified large-cap growth portfolio. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Moody’s Corp. — Moody’s is an established and reputed brand name in the ratings business, and is one of the two leading agencies worldwide, along with Standard & Poor’s. These two agencies operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one each from Moody’s and Standard & Poor’s. As a result, each agency rates around 90% of debt issuance in the U.S. Sustainability of growth is tied to favorable secular trends such as globalization of capitalism, and deregulation, financial innovation, and ever-increasing sensitivity to credit risk. Starwood Hotels & Resorts Worldwide, Inc. — Starwood is an emerging lodging leader and we feel is ideally situated to benefit from very favorable fundamentals in the U.S. lodging industry. Given the consolidation in the industry, professional managers and owners of hotels, as well as a more discerning lending community, have helped to tame the boom-bust hotel real estate cycles of the past. Because it takes 2-3 years to build an upscale hotel, we have reasonably good visibility over the next several years of the new supply entering the U.S. lodging market. 12

PORTFOLIO RESULTS

- **Wm. Wrigley Jr. Co. —** We believe that Wrigley has one of the best global consumer franchises in the world today as it enjoys better than 50% worldwide market share of the chewing gum sector.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2004

Sector Allocation (Percentage of Portfolio)
as of 8/31/04



50%
40%
30%
20%
10%
0%
10.4%
5.8%
15.9%
7.8%
42.5%
17.6%
Consumer Cyclicals
Consumer Staples
Financial
Health Care
Services
Technology

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

13

FUND BASICS

Concentrated Growth Fund

as of August 31, 2004

Assets Under Management

$107.0 Million

Number of Holdings

40

NASDAQ SYMBOLS

Class A Shares

GCGAX

Class B Shares

GCGBX

Class C Shares

GCGCX

Institutional Shares

GCRIX

Service Shares

GCGSX

PERFORMANCE REVIEW

September 1, 2003–August 31, 2004	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	0.84%	5.36%
Class B	0.06	5.36
Class C	-0.02	5.36
Institutional	1.26	5.36
Service	0.84	5.36

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/04	Class A	Class B	Class C	Institutional	Service
One Year	3.86%	4.11%	8.04%	10.35%	9.93%
Since Inception (9/3/02)	8.83	9.42	11.34	12.69	12.29

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 8/31/04[4]

Holding	% of Total Net Assets	Line of Business
QUALCOMM, Inc.	6.0%	Semiconductors
Viacom, Inc. Class B	5.7	Movies & Entertainment
Univision Communications, Inc.	5.5	Broadcasting & Cable
Cendant Corp.	5.1	Consumer Services
Microsoft Corp.	4.9	Computer Software
Freddie Mac	4.6	Financials
First Data Corp.	4.1	Computer Services
Pfizer, Inc.	4.1	Drugs & Medicine
Fannie Mae	4.0	Financials
Harrah's Entertainment, Inc.	3.7	Gaming/Lodging

[4] The top 10 holdings may not be representative of the Fund's future investments.

14

P O R T F O L I O R E S U LT S Growth Opportunities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the one- year reporting period that ended August 31, 2004. Performance Review Over the one-year period that ended August 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 6.90%, 6.14%, 6.12%, 7.36%, and 6.77%, respectively. These returns compare to the 7.46% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same period. The Fund generated positive returns during the reporting period, but lagged its benchmark. This was largely due to the Fund’s holdings in the Media sector that have exposure to radio. Conversely, a number of the Fund’s Technology, Retail and Healthcare companies enhanced results. Several of the Fund’s Media stocks produced weak results, due to a sluggish radio advertising market. Entravision Communications and Citadel Broadcasting are examples of holdings that were a drag on results. However, we are encouraged by the attractive valuations and enduring growth prospects we find in the sector. On the upside, Media holdings Lamar Advertising and E.W. Scripps Co. ended the period in positive territory. The Fund’s Technology companies had strong performance overall and contributed to relative results. For example, FLIR Systems, Inc., Symantec Corp., and CheckFree Corp. boosted returns. Several stocks in the Retail sector were also beneficial for performance. For example, shares of Harman International Industries, Inc., Harrah’s Entertainment, Inc., and Chico’s FAS, Inc. rose due to strong results and fundamentals. Most of the Fund’s Healthcare companies generated positive returns over the reporting period, with Caremark Rx, Inc., Biogen Idec, Inc., and Charles River Laboratories International, Inc. contributing significantly to performance. Many of the holdings in the Fund have strong free cash flow and flexible balance sheets that can potentially allow them to thrive in different market environments. This is important because free cash flow allows a business to self-finance new growth opportunities, pay down debt, or return wealth to shareholders in the form of stock buybacks and dividends. Crown Castle International Corp. and EchoStar Communications Corp. are examples of companies in the Fund that recently announced stock buybacks. 15

P O R T F O L I O R E S U LT S Portfolio Composition The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry, (2) companies that are undergoing fundamental improvements in their business or long-term growth rates, or (3) under-followed/under-recognized growth companies whose long-term prospects are under-appreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth. Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Crown Castle International Corp. — Crown Castle is the largest firm in the international tower consolidation business and has benefited from increased demand for tower space. This is because of the proliferation of traditional wireless services such as cellular and demand for new services including two-way paging, digital TV, digital radio, and picture messaging. Crown Castle’s stock continued to climb after very strong performance in 2003. The company reported that same-tower revenues were up year-over-year and subsequently raised 2004 guidance. Crown Castle also announced the sale of its UK operations during the reporting period. We view this as a positive move, as it strengthens Crown Castle’s balance sheet. Lamar Advertising Co. — Lamar employs a strategy of becoming the dominant outdoor advertising provider in the areas it serves. As a result, the company averages 85% market share of outdoor ad dollars within their markets. We believe this dominant market share has two benefits. First, the company has pricing power over local ad rates within their markets. Second, the company faces little competition since it is difficult for someone to enter their markets economically as a minority player. Historically, outdoor advertising also benefited from a structural growth in audience every year. Advertising rates are based in part on the number of people that view the advertisement. With traffic commute times increasing 13% on average over the past decade, the audience for outdoor advertising has steadily increased. 16

PORTFOLIO RESULTS

- **Harman International Industries, Inc. —** Harman produces audio products and electronic systems for consumer and professional markets. It continued to gain new automotive platforms because of significant demand for its high-end infotainment systems in the luxury-car market. The company has also been gaining notice in the market for its strong fundamentals and because it has the dominant franchise in its industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2004

Sector Allocation (Percentage of Portfolio)

as of 8/31/04


30%
25%
20%
15%
10%
5%
0%
20.6%
5.9%
3.0%
4.3%
12.6%
11.8%
16.7%
24.0%
1.1%
Consumer Cyclicals
Consumer Staples
Energy
Financial
Health Care
Insurance
Services
Technology
Transportation

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

17

F U N D B A S I C S Growth Opportunities Fund as of August 31, 2004 Assets Under Management P E R F O R M A N C E R E V I E W Fund Total Return Russell Midcap $1.1 Billion
September 1, 2003–August 31, 2004 (based on NAV)1 Growth Index2 Class A 6.90% 7.46% Class B 6.14 7.46 Number of Holdings Class C 6.12 7.46 Institutional 7.36 7.46 Service 6.77 7.46 74
1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that N A S D A Q S Y M B O L S measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses
Class A Shares or taxes.
GGOAX S T A N D A R D I Z E D T O T A L R E T U R N S 3 For the period ended 6/30/04 Class A Class B Class C Institutional Service One Year 16.46% 17.31% 21.34% 23.69% 23.07%
Class B Shares Five Years 13.11 13.45 13.55 14.86 14.26 Since Inception 14.13 14.56 14.54 15.85 15.26 GGOBX (5/24/99) 3The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial Class C Shares sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because GGOCX Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate Institutional Shares and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. GGOIX Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Service Shares T O P 1 0 H O L D I N G S A S O F 8 / 3 1 / 0 4 4 % of Total GGOSX Holding Net Assets Line of Business Charles River Laboratories International, Inc. 2.4% Health Care Services Lamar Advertising Co. 2.3 Publishing PETCO Animal Supplies, Inc. 2.3 Retailing Harman International Industries, Inc. 2.2 Electrical Equipment Smith International, Inc. 2.1 Oil & Gas CheckFree Corp. 2.1 Internet & Online Gentex Corp. 2.1 Auto Parts & Related Reebok International Ltd. 2.0 Apparel/Shoes Williams-Sonoma, Inc. 2.0 Retailing ARAMARK Corp. Class B 1.9 Commercial Services 4The top 10 holdings may not be representative of the Fund’s future investments. 18

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2004

The following graph shows the value, as of August 31, 2004, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. Effective December 1, 2003, the Russell® 1000 Growth Index (with dividends reinvested) replaced the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”) as the Fund’s benchmark. In the opinion of the Fund’s investment adviser, the Russell® 1000 Growth Index is a more appropriate benchmark against which to measure performance of the Fund. For comparative purposes, the performance of the Fund’s former benchmark, the S&P 500 Index, and the Fund’s current benchmark, the Russell® 1000 Growth Index, are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Capital Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from April 20, 1990 to August 31, 2004.

Average Annual Total Return through August 31, 2004	Since Inception	Ten Years	Five Years	One Year

Class A (commenced April 20, 1990)
Excluding sales charges	10.85%	9.01%	-3.02%	7.26%
Including sales charges	10.42%	8.39%	-4.11%	1.38%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.97%	n/a	-3.74%	6.46%
Including contingent deferred sales charges	6.97%	n/a	-4.13%	1.46%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.12%	n/a	-3.74%	6.41%
Including contingent deferred sales charges	3.12%	n/a	-3.74%	5.41%

Institutional Class (commenced August 15, 1997)	4.28%	n/a	-2.64%	7.63%

Service Class (commenced August 15, 1997)	3.78%	n/a	-3.12%	7.08%

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments

August 31, 2004

Shares	Description	Value
Common Stocks – 100.0%

Banks – 1.1%
249,000	Citigroup, Inc.	$11,598,420
261,624	J.P. Morgan Chase & Co.	10,355,078

		21,953,498

Beverages – 4.2%
1,338,950	PepsiCo, Inc.	66,947,500
313,900	The Coca-Cola Co.	14,034,469

		80,981,969

Biotechnology – 2.4%
780,700	Amgen, Inc.*	46,287,703

Broadcasting & Cable – 4.0%
1,081,752	Clear Channel Communications, Inc.	36,249,509
909,500	Univision Communications, Inc.*@	30,013,500
400,700	XM Satellite Radio Holdings, Inc.*	11,007,229

		77,270,238

Commercial Services – 4.5%
461,300	Moody’s Corp.	31,626,728
723,599	The McGraw-Hill Cos., Inc.	54,798,152

		86,424,880

Computer Hardware – 3.0%
1,659,490	Dell, Inc.*	57,816,632

Computer Services – 3.0%
1,118,820	First Data Corp.	47,270,145
460,053	Sabre Holdings Corp.	10,581,219

		57,851,364

Computer Software – 6.7%
409,200	Electronic Arts, Inc.*	20,369,976
198,761	Intuit, Inc.*	8,405,603
3,676,000	Microsoft Corp.	100,354,800

		129,130,379

Consumer Services – 1.9%
1,666,500	Cendant Corp.	36,046,395

Drugs & Medicine – 8.4%
289,600	Eli Lilly & Co.	18,375,120
2,855,310	Pfizer, Inc.	93,282,978
514,000	Schering-Plough Corp.	9,488,440
1,084,200	Wyeth	39,649,194

		160,795,732

Electrical Equipment – 2.2%
655,400	General Electric Co.	21,490,566
640,500	Tyco International Ltd.@	20,060,460

		41,551,026

Financials – 10.3%
977,400	Fannie Mae	72,767,430
870,400	Freddie Mac	58,421,248
92,900	Golden West Financial Corp.	10,054,567
1,002,070	MBNA Corp.	24,189,970
174,400	Merrill Lynch & Co., Inc.	8,906,608
184,800	Morgan Stanley	9,374,904
1,440,600	The Charles Schwab Corp.	13,613,670

		197,328,397

Foods – 1.7%
532,160	Wm. Wrigley Jr. Co.	33,009,885

Gaming/ Lodging – 4.3%
701,000	GTECH Holdings Corp.	16,473,500
574,010	Harrah’s Entertainment, Inc.	27,661,542
399,540	Marriott International, Inc.	18,958,173
443,980	Starwood Hotels & Resorts Worldwide, Inc.	19,623,916

		82,717,131

Health Care Services – 1.0%
677,873	Caremark Rx, Inc.*	19,454,955

Household/ Personal Care – 6.9%
883,900	Avon Products, Inc.	39,050,702
697,760	Colgate-Palmolive Co.	37,679,040
264,400	Energizer Holdings, Inc.*	10,930,296
812,760	The Procter & Gamble Co.	45,490,177

		133,150,215

Insurance – 1.0%
145,215	Ambac Financial Group, Inc.	10,963,732
257,847	Willis Group Holdings Ltd.	9,016,910

		19,980,642

Internet & Online – 2.7%
315,200	CheckFree Corp.*	8,589,200
286,900	eBay, Inc.*	24,828,326
124,708	Google, Inc.*	12,776,335
206,300	Yahoo!, Inc.*	5,881,613

		52,075,474

Manufacturing – 1.5%
346,700	3M Co.	28,554,212

Medical Products – 2.7%
304,500	Guidant Corp.	18,209,100
456,700	Medtronic, Inc.@	22,720,825
163,400	St. Jude Medical, Inc.*	10,988,650

		51,918,575

Movies & Entertainment – 5.6%
1,050,100	Liberty Media Corp. Class A*	9,356,391
2,595,940	Time Warner, Inc.*	42,443,619
1,680,730	Viacom, Inc. Class B	55,985,116

		107,785,126

Networking Telecom Equipment – 2.0%
2,054,480	Cisco Systems, Inc.*	38,542,045

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Oil & Gas – 1.1%
233,340	Apache Corp.	$10,427,965
231,212	Exxon Mobil Corp.	10,658,873

		21,086,838

Publishing – 3.9%
222,000	Gannett Co., Inc.	18,803,400
665,900	Lamar Advertising Co.*	29,093,171
193,400	The E.W. Scripps Co.	19,786,754
244,700	Valassis Communications, Inc.*	6,915,222

		74,598,547

Retailing – 6.2%
393,000	Dollar Tree Stores, Inc.*	9,239,430
348,300	Family Dollar Stores, Inc.	9,212,535
695,600	Lowe’s Companies, Inc.	34,571,320
365,200	PETCO Animal Supplies, Inc. *	12,095,424
1,035,200	Wal-Mart Stores, Inc.	54,523,984

		119,642,693

Semiconductors – 6.4%
1,272,800	Intel Corp.	27,097,912
553,300	Linear Technology Corp.	19,791,541
2,006,252	QUALCOMM, Inc.	76,337,888

		123,227,341

Telecommunications – 1.3%
819,900	American Tower Corp.*@	12,208,311
871,405	Crown Castle International Corp.*	12,469,805

		24,678,116

TOTAL COMMON STOCKS
(Cost $1,565,231,744)		$1,923,860,008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.0%

Joint Repurchase Agreement Account II^
$200,000	1.60%	09/01/2004	$200,000
Maturity Value: $200,009

TOTAL REPURCHASE AGREEMENT
(Cost $200,000)			$200,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,565,431,744)			$1,924,060,008

Shares	Description	Value
Securities Lending Collateral – 2.4%

46,709,650	Boston Global Investment Trust – Enhanced Portfolio	$46,709,650

TOTAL SECURITIES LENDING COLLATERAL
(Cost $46,709,650)		$46,709,650

TOTAL INVESTMENTS – 102.4%
(Cost $1,612,141,394)		$1,970,769,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

@	All or a portion of security is on loan.

^	Joint repurchase agreement was entered into on August 31, 2004.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments (continued)
August 31, 2004

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2004, the Capital Growth Fund had undivided interest in the following Joint Repurchase Agreement Account II which equaled $200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	1.60%	09/01/2004	$1,750,077,778

Barclays Capital PLC	100,000,000	1.55	09/01/2004	100,004,306

Barclays Capital PLC	750,000,000	1.59	09/01/2004	750,033,125

Citigroup Global Markets	1,000,000,000	1.60	09/01/2004	1,000,044,444

Credit Suisse First Boston Corp.	1,007,900,000	1.60	09/01/2004	1,007,944,795

Greenwich Capital Markets	400,000,000	1.60	09/01/2004	400,017,778

J.P. Morgan Chase & Co.	550,000,000	1.60	09/01/2004	550,024,444

Morgan Stanley & Co.	1,000,000,000	1.59	09/01/2004	1,000,044,167

UBS LLC	750,000,000	1.59	09/01/2004	750,033,125

Westdeutsche Landesbank AG	600,000,000	1.60	09/01/2004	600,026,667

TOTAL	$7,907,900,000			$7,908,250,629

At August 31, 2004, Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 10.50%, due 09/20/2004 to 01/01/2022; Federal Home Loan Mortgage Association, 0.00% to 7.50%, due 09/07/2004 to 09/01/2034; Federal National Mortgage Association, 0.00% to 10.50%, due 11/04/2004 to 09/01/2034; Student Loan Marketing Association, 2.00% to 5.85%, due 03/15/2005 to 06/01/2007 and Tennessee Valley Authority, 5.625% to 6.79%, due 01/18/2011 to 03/15/2013.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2004

The following graph shows the value, as of August 31, 2004, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Strategic Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from May 24, 1999 to August 31, 2004.

Average Annual Total Return through August 31, 2004	Since Inception	Five Years	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	-3.97%	-4.30%	3.59%
Including sales charges	-4.99%	-5.38%	-2.06%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	-4.68%	-5.01%	2.78%
Including contingent deferred sales charges	-4.86%	-5.39%	-2.22%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	-4.63%	-4.98%	2.91%
Including contingent deferred sales charges	-4.63%	-4.98%	1.91%

Institutional Class (commenced May 24, 1999)	-3.57%	-3.89%	4.04%

Service Class (commenced May 24, 1999)	-3.90%	-4.23%	3.58%

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments

August 31, 2004

Shares	Description	Value
Common Stocks – 99.5%

Beverages – 3.3%
217,330	PepsiCo, Inc.	$10,866,500

Biotechnology – 1.1%
63,000	Amgen, Inc.*	3,735,270

Broadcasting & Cable – 7.3%
213,320	Clear Channel Communications, Inc.	7,148,353
100,400	Comcast Corp.*	2,786,100
71,500	Cox Communications, Inc.*	2,349,490
78,500	EchoStar Communications Corp.*	2,406,025
271,997	Univision Communications, Inc.*@	8,975,901

		23,665,869

Commercial Services – 4.2%
66,900	Moody’s Corp.	4,586,664
118,500	The McGraw-Hill Cos., Inc.	8,974,005

		13,560,669

Computer Hardware – 3.5%
270,900	Dell, Inc.*	9,438,156
172,200	EMC Corp.*	1,854,594

		11,292,750

Computer Services – 4.5%
270,300	First Data Corp.	11,420,175
145,200	Sabre Holdings Corp.	3,339,600

		14,759,775

Computer Software – 4.9%
589,200	Microsoft Corp.	16,085,160

Consumer Services – 3.1%
460,300	Cendant Corp.	9,956,289

Drugs & Medicine – 8.1%
46,500	Eli Lilly & Co.	2,950,425
453,110	Pfizer, Inc.	14,803,104
236,400	Wyeth	8,645,148

		26,398,677

Financials – 12.4%
159,300	Fannie Mae	11,859,885
199,800	Freddie Mac	13,410,576
17,700	Golden West Financial Corp.	1,915,671
198,650	MBNA Corp.	4,795,411
33,800	State Street Corp.	1,525,732
722,600	The Charles Schwab Corp.	6,828,570

		40,335,845

Foods – 2.1%
108,600	Wm. Wrigley Jr. Co.	6,736,458

Gaming/ Lodging – 3.8%
105,700	Harrah’s Entertainment, Inc.	5,093,683
102,400	Marriott International, Inc.	4,858,880
57,900	Starwood Hotels & Resorts Worldwide, Inc.	2,559,180

		12,511,743

Health Care Services – 1.5%
172,900	Caremark Rx, Inc.*	4,962,230

Household/ Personal Care – 5.5%
118,600	Avon Products, Inc.	5,239,748
131,700	Colgate-Palmolive Co.	7,111,800
44,436	Energizer Holdings, Inc.*	1,836,984
66,800	The Procter & Gamble Co.	3,738,796

		17,927,328

Insurance – 1.1%
28,300	Ambac Financial Group, Inc.	2,136,650
43,600	Willis Group Holdings Ltd.	1,524,692

		3,661,342

Internet & Online – 3.3%
53,700	eBay, Inc.*	4,647,198
12,600	Google, Inc.*	1,290,870
162,700	Yahoo!, Inc.*	4,638,577

		10,576,645

Medical Products – 2.7%
80,000	Guidant Corp.	4,784,000
82,800	Medtronic, Inc.	4,119,300

		8,903,300

Movies & Entertainment – 5.2%
232,700	Liberty Media Corp.*	2,073,357
351,600	Time Warner, Inc.*	5,748,660
274,334	Viacom, Inc. Class B	9,138,066

		16,960,083

Networking Telecom Equipment – 2.9%
499,300	Cisco Systems, Inc.*	9,366,868

Publishing – 2.4%
23,900	Gannett Co., Inc.	2,024,330
74,800	Lamar Advertising Co.*	3,268,012
88,300	Valassis Communications, Inc.*	2,495,358

		7,787,700

Retailing – 7.4%
81,900	CarMax, Inc.*	1,603,602
57,500	Dollar Tree Stores, Inc.*	1,351,825
141,300	Family Dollar Stores, Inc.	3,737,385
112,900	Lowe’s Companies, Inc.	5,611,130
225,800	Wal-Mart Stores, Inc.	11,892,886

		24,196,828

Semiconductors – 8.2%
293,600	Intel Corp.	6,250,744
121,600	Linear Technology Corp.	4,349,632
423,100	QUALCOMM, Inc.	16,098,955

		26,699,331

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Telecommunications – 1.0%
224,900	Crown Castle International Corp.*	$3,218,319

TOTAL COMMON STOCKS
(Cost $312,159,788)		$324,164,979

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.5%

Joint Repurchase Agreement Account II^
$1,600,000	1.60%	09/01/2004	$1,600,000
Maturity Value: $1,600,071

TOTAL REPURCHASE AGREEMENT
(Cost $1,600,000)			$1,600,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $313,759,788)			$325,764,979

Shares	Description	Value
Securities Lending Collateral – 0.3%

969,000	Boston Global Investment Trust – Enhanced Portfolio	$969,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $969,000)		969,000

TOTAL INVESTMENTS – 100.3%
(Cost $314,728,788)		$326,733,979

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

@	All or a portion of security is on loan.

^	Joint repurchase agreement was entered into on August 31, 2004.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2004, the Strategic Growth Fund had undivided interest in the following Joint Repurchase Agreement Account II which equaled $1,600,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	1.60%	09/01/2004	$1,750,077,778

Barclays Capital PLC	100,000,000	1.55	09/01/2004	100,004,306

Barclays Capital PLC	750,000,000	1.59	09/01/2004	750,033,125

Citigroup Global Markets	1,000,000,000	1.60	09/01/2004	1,000,044,444

Credit Suisse First Boston Corp.	1,007,900,000	1.60	09/01/2004	1,007,944,795

Greenwich Capital Markets	400,000,000	1.60	09/01/2004	400,017,778

J.P. Morgan Chase & Co.	550,000,000	1.60	09/01/2004	550,024,444

Morgan Stanley & Co.	1,000,000,000	1.59	09/01/2004	1,000,044,167

UBS LLC	750,000,000	1.59	09/01/2004	750,033,125

Westdeutsche Landesbank AG	600,000,000	1.60	09/01/2004	600,026,667

TOTAL	$7,907,900,000			$7,908,250,629

At August 31, 2004, Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 10.50%, due 09/20/2004 to 01/01/2022; Federal Home Loan Mortgage Association, 0.00% to 7.50%, due 09/07/2004 to 09/01/2034; Federal National Mortgage Association, 0.00% to 10.50%, due 11/04/2004 to 09/01/2034; Student Loan Marketing Association, 2.00% to 5.85%, due 03/15/2005 to 06/01/2007 and Tennessee Valley Authority, 5.625% to 6.79%, due 01/18/2011 to 03/15/2013.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2004

The following graph shows the value, as of August 31, 2004, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Concentrated Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from September 3, 2002 to August 31, 2004.

Average Annual Total Return through August 31, 2004	Since Inception	One Year

Class A (commenced September 3, 2002)
Excluding sales charges	8.35%	0.84%
Including sales charges	5.34%	-4.73%

Class B (commenced September 3, 2002)
Excluding contingent deferred sales charges	7.56%	0.06%
Including contingent deferred sales charges	5.68%	-4.94%

Class C (commenced September 3, 2002)
Excluding contingent deferred sales charges	7.47%	-0.02%
Including contingent deferred sales charges	7.47%	-1.02%

Institutional Class (commenced September 3, 2002)	8.77%	1.26%

Service Class (commenced September 3, 2002)	8.35%	0.84%

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Statement of Investments

August 31, 2004

Shares	Description	Value
Common Stocks – 99.0%

Beverages – 3.6%
77,820	PepsiCo, Inc.	$3,891,000

Broadcasting & Cable – 17.8%
189,890	Cablevision Systems New York Group*	3,516,763
116,650	Clear Channel Communications, Inc.	3,908,941
74,940	Comcast Corp.*	2,079,585
76,770	EchoStar Communications Corp.*	2,353,000
48,840	Entravision Communications Corp.*	395,604
178,130	Univision Communications, Inc.*	5,878,290
41,790	Westwood One, Inc.*	937,768

		19,069,951

Commercial Services – 3.6%
17,930	Moody’s Corp.	1,229,281
34,070	The McGraw-Hill Cos., Inc.	2,580,121

		3,809,402

Computer Hardware – 2.4%
74,230	Dell, Inc.*	2,586,173

Computer Services – 5.4%
103,820	First Data Corp.	4,386,395
59,180	Sabre Holdings Corp.	1,361,140

		5,747,535

Computer Software – 4.9%
191,010	Microsoft Corp.	5,214,573

Consumer Services – 5.1%
253,070	Cendant Corp.	5,473,904

Drugs & Medicine – 4.1%
133,880	Pfizer, Inc.	4,373,860

Financials – 11.6%
58,040	Fannie Mae	4,321,078
72,750	Freddie Mac	4,882,980
341,790	The Charles Schwab Corp.	3,229,915

		12,433,973

Foods – 2.1%
35,450	Wm. Wrigley Jr. Co.	2,198,963

Gaming/Lodging – 4.7%
81,230	Harrah’s Entertainment, Inc.	3,914,474
26,560	Starwood Hotels & Resorts Worldwide, Inc. Class B	1,173,952

		5,088,426

Health Care Services – 1.9%
70,690	Caremark Rx, Inc.*	2,028,803

Internet & Online – 3.1%
17,740	eBay, Inc.*	1,535,220
6,150	Google, Inc.*	630,067
41,360	Yahoo!, Inc.*	1,179,174

		3,344,461

Medical Products – 1.7%
30,816	Guidant Corp.	1,842,797

Movies & Entertainment – 7.8%
135,880	Time Warner, Inc.*	2,221,638
183,660	Viacom, Inc. Class B	6,117,715

		8,339,353

Networking Telecom Equipment – 2.4%
134,540	Cisco Systems, Inc.*	2,523,970

Publishing – 1.2%
13,080	The E.W. Scripps Co.	1,338,215

Retailing – 5.6%
24,570	Dollar Tree Stores, Inc.*	577,641
58,370	Family Dollar Stores, Inc.	1,543,887
30,880	Lowe’s Companies, Inc.	1,534,736
43,820	Wal-Mart Stores, Inc.	2,307,999

		5,964,263

Semiconductors – 8.8%
92,890	Intel Corp.	1,977,628
30,550	Linear Technology Corp.	1,092,773
167,460	QUALCOMM, Inc.	6,371,853

		9,442,254

Telecommunications – 1.2%
86,970	Crown Castle International Corp.*	1,244,541

TOTAL COMMON STOCKS
(Cost $100,460,566)		$105,956,417

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.7%

Joint Repurchase Agreement Account II^
$700,000	1.60%	09/01/2004	$700,000
Maturity Value: $700,031

TOTAL REPURCHASE AGREEMENT
(Cost $700,000)			$700,000

TOTAL INVESTMENTS – 99.7%
(Cost $101,160,566)			$106,656,417

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 31, 2004.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Statement of Investments (continued)
August 31, 2004

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2004, the Concentrated Growth Fund had undivided interest in the following Joint Repurchase Agreement Account II which equaled $700,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	1.60%	09/01/2004	$1,750,077,778

Barclays Capital PLC	100,000,000	1.55	09/01/2004	100,004,306

Barclays Capital PLC	750,000,000	1.59	09/01/2004	750,033,125

Citigroup Global Markets	1,000,000,000	1.60	09/01/2004	1,000,044,444

Credit Suisse First Boston Corp.	1,007,900,000	1.60	09/01/2004	1,007,944,795

Greenwich Capital Markets	400,000,000	1.60	09/01/2004	400,017,778

J.P. Morgan Chase & Co.	550,000,000	1.60	09/01/2004	550,024,444

Morgan Stanley & Co.	1,000,000,000	1.59	09/01/2004	1,000,044,167

UBS LLC	750,000,000	1.59	09/01/2004	750,033,125

Westdeutsche Landesbank AG	600,000,000	1.60	09/01/2004	600,026,667

TOTAL	$7,907,900,000			$7,908,250,629

At August 31, 2004, Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 10.50%, due 09/20/2004 to 01/01/2022; Federal Home Loan Mortgage Association, 0.00% to 7.50%, due 09/07/2004 to 09/01/2034; Federal National Mortgage Association, 0.00% to 10.50%, due 11/04/2004 to 09/01/2034; Student Loan Marketing Association, 2.00% to 5.85%, due 03/15/2005 to 06/01/2007 and Tennessee Valley Authority, 5.625% to 6.79%, due 01/18/2011 to 03/15/2013.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2004

The following graph shows the value, as of August 31, 2004, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested) (“Russell Midcap Growth Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Growth Opportunities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from May 24, 1999 to August 31, 2004.

Average Annual Total Return through August 31, 2004	Since Inception	Five Years	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	13.48%	13.97%	6.90%
Including sales charges	12.27%	12.69%	1.03%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	12.78%	13.12%	6.14%
Including contingent deferred sales charges	12.66%	12.86%	1.14%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	12.64%	13.15%	6.12%
Including contingent deferred sales charges	12.64%	13.15%	5.12%

Institutional Class (commenced May 24, 1999)	13.92%	14.44%	7.36%

Service Class (commenced May 24, 1999)	13.34%	13.85%	6.77%

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments

August 31, 2004

Shares	Description	Value
Common Stocks – 97.0%

Aerospace & Defense – 1.8%
337,205	Alliant Techsystems, Inc.*	$19,537,658

Apparel/ Shoes – 3.5%
403,192	Chico’s FAS, Inc.*@	16,490,553
626,011	Reebok International Ltd.	21,265,594

		37,756,147

Auto Parts & Related – 2.1%
636,500	Gentex Corp.@	21,857,410

Banks – 1.1%
128,300	M&T Bank Corp.	12,185,934

Biotechnology – 1.6%
187,500	Biogen Idec, Inc.*	11,124,375
262,100	MedImmune, Inc.*	6,256,327

		17,380,702

Broadcasting & Cable – 7.8%
982,539	Cablevision Systems New York Group*	18,196,622
1,366,607	Citadel Broadcasting Co.*	19,679,141
455,241	EchoStar Communications Corp.*@	13,953,137
1,865,260	Entravision Communications Corp.*	15,108,606
479,900	Univision Communications, Inc.*	15,836,700

		82,774,206

Commercial Services – 9.3%
800,855	ARAMARK Corp. Class B	20,269,640
611,311	Iron Mountain, Inc.*@	18,846,718
310,571	ITT Educational Services, Inc.*@	10,736,440
207,300	Moody’s Corp.	14,212,488
346,700	Pitney Bowes, Inc.	15,102,252
367,280	W.W. Grainger, Inc.	19,616,425

		98,783,963

Computer Hardware – 3.3%
605,733	Amphenol Corp.*	18,208,334
596,695	Avocent Corp.*	17,011,774

		35,220,108

Computer Software – 9.2%
559,815	Cognos, Inc.*	17,701,350
248,200	Electronic Arts, Inc.*	12,355,396
289,376	Intuit, Inc.*	12,237,711
761,868	Manhattan Associates, Inc.*	17,781,999
124,900	Mercury Interactive Corp.*@	4,310,299
250,943	NAVTEQ*@	8,251,006
593,135	Salesforce.com, Inc.*@	7,710,755
126,308	Symantec Corp.*	6,057,732
339,438	Take-Two Interactive Software, Inc.*	11,116,595

		97,522,843

Drugs & Medicine – 0.9%
152,700	OSI Pharmaceuticals, Inc.*	9,099,393

Electrical Equipment – 2.2%
241,386	Harman International Industries, Inc.	23,339,612

Gaming/ Lodging – 3.7%
752,040	GTECH Holdings Corp.	17,672,940
275,800	Harrah’s Entertainment, Inc.	13,290,802
173,200	Marriott International, Inc.	8,218,340

		39,182,082

Health Care Services – 6.0%
605,753	Caremark Rx, Inc.*	17,385,111
590,228	Charles River Laboratories International, Inc.*@	25,704,430
401,890	Millipore Corp.*	20,215,067

		63,304,608

Household/Personal Care – 2.0%
415,362	Energizer Holdings, Inc.*	17,171,065
274,325	Select Comfort Corp.*	4,356,281

		21,527,346

Insurance – 3.7%
155,996	Ambac Financial Group, Inc.	11,777,698
221,600	RenaissanceRe Holdings Ltd.	10,663,392
487,870	Willis Group Holdings Ltd.	17,060,814

		39,501,904

Internet & Online – 2.8%
807,154	CheckFree Corp.*@	21,994,946
916,415	CNET Networks, Inc.*	7,450,454

		29,445,400

Manufacturing – 1.5%
277,600	American Standard Companies, Inc.*	10,440,536
221,186	National Instruments Corp.	5,766,319

		16,206,855

Medical Products – 3.8%
100,040	Allergan, Inc.	7,467,986
314,029	Fisher Scientific International, Inc.*	17,890,232
222,175	St. Jude Medical, Inc.*	14,941,269

		40,299,487

Movies & Entertainment – 0.6%
442,324	LodgeNet Entertainment Corp.*	6,440,237

Networking Telecom Equipment – 4.1%
689,849	ADTRAN, Inc.@	18,474,156
246,876	FLIR Systems, Inc.*@	14,410,152
464,500	Juniper Networks, Inc.*	10,632,405

		43,516,713

Oil & Gas – 2.9%
400,226	Smith International, Inc.*@	22,804,877
295,371	XTO Energy, Inc.	8,282,203

		31,087,080

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Oil & Gas – (continued)
Publishing – 4.2%
564,547	Lamar Advertising Co.*@	$24,665,058
194,329	The E.W. Scripps Co.	19,881,800

		44,546,858

Restaurants – 1.2%
294,896	P.F. Chang’s China Bistro, Inc.*@	12,362,040

Retailing – 7.5%
626,710	CarMax, Inc.*@	12,270,982
504,886	Dollar Tree Stores, Inc.*	11,869,870
287,113	Ethan Allen Interiors, Inc.	10,261,418
741,927	PETCO Animal Supplies, Inc.*	24,572,622
592,519	Williams-Sonoma, Inc.*	20,732,240

		79,707,132

Semiconductors – 5.7%
388,800	KLA-Tencor Corp.*@	14,525,568
201,800	Linear Technology Corp.	7,218,386
95,050	Marvell Technology Group Ltd.*	2,197,556
646,750	Microchip Technology, Inc.	17,067,732
667,183	Tessera Technologies, Inc.*	13,003,397
240,690	Xilinx, Inc.	6,602,127

		60,614,766

Technology Services – 0.9%
225,695	Global Payments, Inc.	10,011,830

Telecommunications – 1.5%
1,093,850	Crown Castle International Corp.*@	15,652,994

Tobacco – 1.1%
283,579	UST, Inc.@	11,377,190

Transportation – 1.0%
255,000	C.H. Robinson Worldwide, Inc.@	10,880,850

TOTAL COMMON STOCKS
(Cost $917,646,093)		$1,031,123,348

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.3%

Joint Repurchase Agreement Account II^
$35,000,000	1.60%	09/01/2004	$35,000,000
Maturity Value: $35,001,552

TOTAL REPURCHASE AGREEMENT
(Cost $35,000,000)			$35,000,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $952,646,093)			$1,066,123,348

Shares	Description	Value
Securities Lending Collateral – 19.3%

205,269,450	Boston Global Investment Trust – Enhanced Portfolio	$205,269,450

TOTAL SECURITIES LENDING COLLATERAL
(Cost $205,269,450)		$205,269,450

TOTAL INVESTMENTS – 119.6%
(Cost $1,157,915,543)		$1,271,392,798

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

@	All or a portion of security is on loan.

^	Joint repurchase agreements was entered into on August 31, 2004.

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2004

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2004, the Growth Opportunities Fund had undivided interest in the following Joint Repurchase Agreement Account II which equaled $35,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	1.60%	09/01/2004	$1,750,077,778

Barclays Capital PLC	100,000,000	1.55	09/01/2004	100,004,306

Barclays Capital PLC	750,000,000	1.59	09/01/2004	750,033,125

Citigroup Global Markets	1,000,000,000	1.60	09/01/2004	1,000,044,444

Credit Suisse First Boston Corp.	1,007,900,000	1.60	09/01/2004	1,007,944,795

Greenwich Capital Markets	400,000,000	1.60	09/01/2004	400,017,778

J.P. Morgan Chase & Co.	550,000,000	1.60	09/01/2004	550,024,444

Morgan Stanley & Co.	1,000,000,000	1.59	09/01/2004	1,000,044,167

UBS LLC	750,000,000	1.59	09/01/2004	750,033,125

Westdeutsche Landesbank AG	600,000,000	1.60	09/01/2004	600,026,667

TOTAL	$7,907,900,000			$7,908,250,629

At August 31, 2004, Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 10.50%, due 09/20/2004 to 01/01/2022; Federal Home Loan Mortgage Association, 0.00% to 7.50%, due 09/07/2004 to 09/01/2034; Federal National Mortgage Association, 0.00% to 10.50%, due 11/04/2004 to 09/01/2034; Student Loan Marketing Association, 2.00% to 5.85%, due 03/15/2005 to 06/01/2007 and Tennessee Valley Authority, 5.625% to 6.79%, due 01/18/2011 to 03/15/2013.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Assets and Liabilities

August 31, 2004

	Capital	Strategic	Concentrated	Growth
	Growth	Growth	Growth	Opportunities
	Fund	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $1,565,431,744, $313,759,788, $101,160,566, and $952,646,093, respectively)	$1,924,060,008	$325,764,979	$106,656,417	$1,066,123,348
Securities lending collateral, at value (which approximates cost)	46,709,650	969,000	—	205,269,450
Cash	45,643	76,383	78,070	67,430
Receivables:
Fund shares sold	2,024,666	192,514	352,297	2,751,539
Dividends and interest	2,375,194	397,433	111,557	532,821
Investment securities sold	2,143,813	—	—	—
Reimbursement from investment adviser	89,774	39,591	32,955	—
Securities lending income	9,582	76	—	22,731
Other assets	10,294	1,503	539	4,729

Total assets	1,977,468,624	327,441,479	107,231,835	1,274,772,048

Liabilities:

Payables:
Payable upon return of securities loaned	46,709,650	969,000	—	205,269,450
Fund shares repurchased	3,596,132	357,570	2,424	1,689,525
Amounts owed to affiliates	2,328,872	365,817	114,196	1,269,579
Investment securities purchased	—	—	—	3,762,414
Accrued expenses	159,404	98,464	90,013	169,975

Total liabilities	52,794,058	1,790,851	206,633	212,160,943

Net Assets:

Paid-in capital	2,073,010,906	386,189,225	100,027,199	1,033,729,448
Accumulated undistributed net investment income	231,054	1,239	—	731,807
Accumulated net realized gain (loss) on investment transactions	(507,195,658)	(72,545,027)	1,502,152	(85,327,405)
Net unrealized gain on investments	358,628,264	12,005,191	5,495,851	113,477,255

NET ASSETS	$1,924,674,566	$325,650,628	$107,025,202	$1,062,611,105

Net asset value, offering and redemption price per share:(a)
Class A	$18.31	$8.07	$11.70	$18.58
Class B	$17.13	$7.76	$11.53	$17.98
Class C	$17.10	$7.78	$11.51	$17.86
Institutional	$18.77	$8.25	$11.79	$18.97
Service	$18.14	$8.10	$11.70	$18.46

Shares Outstanding:
Class A	73,411,267	21,457,727	5,233,619	33,133,202
Class B	11,497,335	1,486,160	8,331	4,782,262
Class C	5,209,424	1,477,837	21,461	3,867,764
Institutional	15,406,244	15,652,386	3,856,834	15,321,938
Service	308,310	36,686	150	79,312

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	105,832,580	40,110,796	9,120,395	57,184,478

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds is $19.38, $8.54, $12.38 and $19.66, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Operations

For the Year Ended August 31, 2004

	Capital	Strategic	Concentrated	Growth
	Growth	Growth	Growth	Opportunities
	Fund	Fund	Fund	Fund

Investment income:

Dividends	$23,252,866	$2,999,995	$838,569	$6,223,298
Interest (including securities lending income of $46,031, $288, $0, and $131,210, respectively)	145,659	43,964	14,982	359,711

Total income	23,398,525	3,043,959	853,551	6,583,009

Expenses:

Management fees	20,615,525	3,135,807	976,341	9,551,981
Distribution and Service fees(a)	6,762,065	671,312	150,432	2,976,076
Transfer Agent fees(a)	3,447,849	419,965	127,854	1,443,115
Custody and accounting fees	260,998	103,811	91,737	180,983
Registration fees	122,722	62,065	59,104	82,220
Printing fees	60,312	60,312	60,312	60,312
Professional fees	53,243	39,063	37,032	45,703
Trustee fees	12,717	12,717	12,717	12,717
Service share fees	30,296	809	9	5,056
Other	126,302	74,094	82,579	85,757

Total expenses	31,492,029	4,579,955	1,598,117	14,443,920

Less — expense reductions	(1,586,132)	(340,113)	(300,984)	(2,546)

Net expenses	29,905,897	4,239,842	1,297,133	14,441,374

NET INVESTMENT LOSS	(6,507,372)	(1,195,883)	(443,582)	(7,858,365)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from investment transactions	46,974,726	(7,492,332)	2,632,353	77,432,377
Net increase from payments by affiliates for voluntary reimbursements	25,891	—	—	—
Net change in unrealized gain (loss) on investments	108,254,487	15,858,915	(2,547,374)	(18,375,575)

Net realized and unrealized gain on investment transactions	155,255,104	8,366,583	84,979	59,056,802

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$148,747,732	$7,170,700	$(358,603)	$51,198,437

(a)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	$3,575,375	$2,199,289	$987,401	$2,717,285	$417,865	$187,606	$122,669	$2,424
Strategic Growth Fund	430,747	122,165	118,400	327,368	23,211	22,496	46,825	65
Concentrated Growth Fund	147,191	889	2,352	111,865	169	447	15,372	1
Growth Opportunities Fund	1,365,833	914,415	695,828	1,038,032	173,739	132,207	98,732	405

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets

For the Year Ended August 31, 2004

	Capital	Strategic	Concentrated	Growth
	Growth	Growth	Growth	Opportunities
	Fund	Fund	Fund	Fund

From operations:

Net investment loss	$(6,507,372)	$(1,195,883)	$(443,582)	$(7,858,365)
Net realized gain (loss) from investment transactions	46,974,726	(7,492,332)	2,632,353	77,432,377
Net increase from payments by affiliates for voluntary reimbursements	25,891	—	—	—
Net change in unrealized gain (loss) on investments	108,254,487	15,858,915	(2,547,374)	(18,375,575)

Net increase (decrease) in net assets resulting from operations	148,747,732	7,170,700	(358,603)	51,198,437

Distributions to shareholders:

From net realized gain
Class A Shares	—	—	(162,223)	—
Class B Shares	—	—	(337)	—
Class C Shares	—	—	(804)	—
Institutional Shares	—	—	(108,680)	—
Service Shares	—	—	(6)	—

Total distributions to shareholders	—	—	(272,050)	—

From share transactions:

Proceeds from sales of shares	313,328,359	152,814,293	68,515,518	526,358,755
Reinvestment of distributions	—	—	230,631	—
Cost of shares repurchased	(657,684,172)	(95,438,994)	(38,508,678)	(295,128,596)

Net increase (decrease) in net assets resulting from share transactions	(344,355,813)	57,375,299	30,237,471	231,230,159

TOTAL INCREASE (DECREASE)	(195,608,081)	64,545,999	29,606,818	282,428,596

Net assets:

Beginning of year	2,120,282,647	261,104,629	77,418,384	780,182,509

End of year	$1,924,674,566	$325,650,628	$107,025,202	$1,062,611,105

Accumulated undistributed net investment income	$231,054	$1,239	$—	$731,807

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets

For the Year Ended August 31, 2003

	Capital	Strategic	Concentrated	Growth
	Growth	Growth	Growth	Opportunities
	Fund	Fund	Fund(a)	Fund

From operations:

Net investment loss	$(1,122,359)	$(881,310)	$(225,644)	$(5,403,774)
Net realized loss from investment transactions	(96,730,019)	(8,729,775)	(414,569)	(66,167,118)
Net change in unrealized loss on investments	306,253,361	36,951,517	8,043,225	211,454,976

Net increase in net assets resulting from operations	208,400,983	27,340,432	7,403,012	139,884,084

From share transactions:

Proceeds from sales of shares	545,831,663	134,738,736	78,058,609	281,629,809
Cost of shares repurchased	(684,932,168)	(88,808,215)	(8,043,237)	(261,337,596)

Net increase (decrease) in net assets resulting from share transactions	(139,100,505)	45,930,521	70,015,372	20,292,213

TOTAL INCREASE	69,300,478	73,270,953	77,418,384	160,176,297

Net assets:

Beginning of year	2,050,982,169	187,833,676	—	620,006,212

End of year	$2,120,282,647	$261,104,629	$77,418,384	$780,182,509

Accumulated undistributed net investment income	$358,781	$14,217	$—	$486,301

(a)	Concentrated Growth Fund commenced operations on September 3, 2002.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements

August 31, 2004

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds” or individually a “Fund”). Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2004

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)
     Effective June 1, 2004, GSAM has voluntarily agreed to waive a portion of its Management Fee for the Capital Growth Fund at the following annual rate:

Annual
Average Daily Net Assets	Rate

First $1 Billion	0.00%

Next $1 Billion	0.10

Over $2 Billion	0.20

     Prior to June 1, 2004, GSAM voluntarily agreed to waive a portion of its Management Fee for the Capital Growth Fund equal to 0.05% of the Fund’s average daily net assets. GSAM may discontinue or modify these waivers in the future at its discretion.

     Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, Service Share fees, interest and brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended August 31, 2004, the Funds’ Management Fees, Management Fee waivers and expense limitations as an annual percentage rate of average daily net assets were as follows:

	Management Fee

	Contractual	Effective Annual	Other
Fund	Annual Rate	Waiver Rate	Expense Limit

Capital Growth	1.00%	0.05%	0.004%

Strategic Growth	1.00	—	0.004

Concentrated Growth	1.00	—	0.044

Growth Opportunities	1.00	—	0.114

     The Trust, on behalf of the Funds, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B or Class C Shares.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2004

3. AGREEMENTS (continued)
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2004, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Capital Growth	$354,000	$1,000	$300

Strategic Growth	21,000	—	—

Concentrated Growth	3,000	—	—

Growth Opportunities	256,000	300	500

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2004, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. For the year ended August 31, 2004, expense reductions were as follows (in thousands):

	Management		Custody	Total Expense
Fund	Fee Waiver	Reimbursement	Credit	Reductions

Capital Growth	$1,031	$554	$1	$1,586

Strategic Growth	—	339	1	340

Concentrated Growth	—	300	1	301

Growth Opportunities	—	—	3	3

     At August 31, 2004, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$1,537	$522	$270	$2,329

Strategic Growth	274	56	36	366

Concentrated Growth	90	13	11	114

Growth Opportunities	881	257	132	1,270

GOLDMAN SACHS GROWTH EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2004, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$883,854,597	$1,218,586,248

Strategic Growth	116,827,581	58,723,623

Concentrated Growth	56,076,015	26,719,483

Growth Opportunities	686,309,887	480,554,381

     For the year ended August 31, 2004, Goldman Sachs earned approximately $7,000 and $8,000 in brokerage commissions from portfolio transactions executed on behalf of the Concentrated Growth and Growth Opportunities Funds, respectively.

     GSAM has voluntarily determined to make a one-time reimbursement of approximately $26,000 for the Capital Growth Fund for certain brokerage commissions paid by this Fund over the course of several years.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2004 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the year ended August 31, 2004:

				Earnings Received	Amounts Payable to
			Earnings of BGA	From Lending to	Goldman Sachs
	Market Value of	Cash Collateral	Relating to Securities	Goldman Sachs	Upon Return of
	Securities on loan	Received for Loans	Loaned for the	for the	Securities Loaned
	as of	Outstanding as of	Year ended	Year ended	as of
Fund	August 31, 2004	August 31, 2004	August 31, 2004	August 31, 2004	August 31, 2004

Capital Growth	$45,437,174	$46,709,650	$8,120	$7,174	$—

Strategic Growth	940,500	969,000	51	154	—

Growth Opportunities	200,938,236	205,269,450	23,146	19,149	4,954,500

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2004

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2004, the Funds did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

The tax character of distributions paid by the Concentrated Growth Fund during the fiscal year ended August 31, 2004 was $272,050 from net long-term capital gains.

As of August 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Strategic Growth	Concentrated Growth	Growth Opportunities
	Fund	Fund	Fund	Fund

Undistributed ordinary income — net	$—	$—	$229,636	$—
Undistributed long-term capital gains	—	—	1,805,810	—

Total undistributed earnings	—	—	2,035,446	—

Capital loss carryforward:
Expiring 2010	(196,695,306)	(14,302,712)	—	—
Expiring 2011	(264,243,165)	(31,652,440)	—	(83,409,757)
Expiring 2012	—	(13,060,848)	—	—

Total capital loss carryforward	(460,938,471)	(59,016,000)	—	(83,409,757)
Timing differences (post-October losses)	—	(4,406,440)	—	—
Unrealized gains — net	312,602,131	2,883,843	4,962,557	112,291,414

Total accumulated earnings (losses) — net	$(148,336,340)	$(60,538,597)	$6,998,003	$28,881,657

     At August 31, 2004, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Capital Growth	Strategic Growth	Concentrated Growth	Growth Opportunities
	Fund	Fund	Fund	Fund

Tax Cost	$1,658,167,527	$323,850,136	$101,693,860	$1,159,101,384

Gross unrealized gain	365,819,031	24,429,653	9,494,176	147,776,892
Gross unrealized loss	(53,216,900)	(21,545,810)	(4,531,619)	(35,485,478)

Net unrealized security gain	$312,602,131	$2,883,843	$4,962,557	$112,291,414

The difference between book-basis and tax-basis unrealized gains is attributable primarily to wash sales and differences related to the tax treatment of partnership investments.

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

		Accumulated	Accumulated net realized
		undistributed net	gain (loss) on investment
Fund	Paid-in capital	investment income	transactions

Capital Growth	$(6,375,864)	$6,379,645	$(3,781)

Strategic Growth	(1,182,905)	1,182,905	—

Concentrated Growth	—	443,582	(443,582)

Growth Opportunities	(8,103,871)	8,103,871	—

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The actions allege violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaints allege, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the tax-free acquisition of the Golden Oak Growth Portfolio into the Goldman Sachs Strategic Growth Fund. The acquisition was completed on September 28, 2004.

10. SUBSEQUENT EVENT

On September 22, 2004, Goldman Sachs, as Transfer Agent, has voluntarily determined to make a payment to the Goldman Sachs Trust of approximately $683,000 of which approximately $121,000, $2,000, $1,000 and $14,000 is to be paid to Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities, respectively, related to certain earnings credits that reduce transfer agent fees. This amount will be allocated to Class A, Class B and Class C shares of each Fund of the Goldman Sachs Trust.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)
August 31, 2004

11. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2004 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Concentrated Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,322,402	$225,194,591	8,513,583	$71,048,493	3,443,190	$42,060,240	17,523,657	$330,319,134
Reinvestments of distributions	—	—	—	—	10,850	128,356	—	—
Shares converted from Class B(a)	28,859	543,993	—	—	—	—	—	—
Shares repurchased	(25,840,576)	(469,353,768)	(5,899,965)	(48,658,693)	(2,472,099)	(30,186,150)	(9,778,619)	(183,518,842)

	(13,489,315)	(243,615,184)	2,613,618	22,389,800	981,941	12,002,446	7,745,038	146,800,292

Class B Shares
Shares sold	573,185	9,792,118	292,155	2,319,155	6,136	74,182	752,102	13,386,817
Reinvestments of distributions	—	—	—	—	29	337	—	—
Shares converted to Class A(a)	(30,804)	(543,993)	—	—	—	—	—	—
Shares repurchased	(3,128,568)	(53,696,607)	(322,691)	(2,557,127)	(5,831)	(71,581)	(1,022,004)	(18,569,840)

	(2,586,187)	(44,448,482)	(30,536)	(237,972)	334	2,938	(269,902)	(5,183,023)

Class C Shares
Shares sold	847,971	14,562,617	644,477	5,071,513	19,652	221,898	1,164,534	20,885,352
Reinvestments of distributions	—	—	—	—	68	792	—	—
Shares repurchased	(1,862,902)	(32,061,730)	(353,953)	(2,819,654)	(1)	(6)	(1,061,554)	(19,149,072)

	(1,014,931)	(17,499,113)	290,524	2,251,859	19,719	222,684	102,980	1,736,280

Institutional Shares
Shares sold	3,362,723	62,812,467	8,743,063	74,057,039	2,125,858	26,159,198	8,435,963	160,658,930
Reinvestments of distributions	—	—	—	—	8,506	101,140	—	—
Shares repurchased	(5,377,822)	(100,785,750)	(4,920,761)	(41,401,519)	(657,894)	(8,250,941)	(3,837,216)	(73,703,876)

	(2,015,099)	(37,973,283)	3,822,302	32,655,520	1,476,470	18,009,397	4,598,747	86,955,054

Service Shares
Shares sold	53,329	966,566	36,777	318,093	—	—	58,161	1,108,522
Reinvestments of distributions	—	—	—	—	— (b)	6	—	—
Shares repurchased	(98,440)	(1,786,317)	(241)	(2,001)	—	—	(10,022)	(186,966)

	(45,111)	(819,751)	36,536	316,092	— (b)	6	48,139	921,556

NET INCREASE (DECREASE)	(19,150,643)	$(344,355,813)	6,732,444	$57,375,299	2,478,464	$30,237,471	12,225,002	$231,230,159

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Less than 0.5 shares.

GOLDMAN SACHS GROWTH EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2003 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Concentrated Growth Fund(a)		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,351,471	$448,668,873	9,762,760	$68,553,912	4,591,408	$48,217,184	11,395,188	$165,931,549
Shares repurchased	(32,407,004)	(504,393,044)	(7,285,417)	(51,274,784)	(339,730)	(3,713,390)	(12,154,828)	(173,534,251)

	(3,055,533)	(55,724,171)	2,477,343	17,279,128	4,251,678	44,503,794	(759,640)	(7,602,702)

Class B Shares
Shares sold	1,247,400	18,337,238	400,455	2,775,325	9,910	105,476	1,306,210	19,141,317
Shares repurchased	(3,418,150)	(49,322,008)	(324,757)	(2,178,648)	(1,913)	(21,487)	(1,214,534)	(17,070,441)

	(2,170,750)	(30,984,770)	75,698	596,677	7,997	83,989	91,676	2,070,876

Class C Shares
Shares sold	1,289,224	18,767,968	725,267	5,070,070	1,742	17,950	1,642,898	23,195,336
Shares repurchased	(2,016,368)	(29,092,729)	(289,311)	(1,968,295)	—	—	(1,340,484)	(18,300,778)

	(727,144)	(10,324,761)	435,956	3,101,775	1,742	17,950	302,414	4,894,558

Institutional Shares
Shares sold	3,781,261	59,233,342	8,148,729	58,339,429	2,779,179	29,716,499	4,855,023	73,291,718
Shares repurchased	(6,478,938)	(100,746,625)	(4,710,697)	(33,386,488)	(398,815)	(4,308,360)	(3,589,777)	(52,324,566)

	(2,697,677)	(41,513,283)	3,438,032	24,952,941	2,380,364	25,408,139	1,265,246	20,967,152

Service Shares
Shares sold	54,041	824,242	—	—	150	1,500	4,903	69,889
Shares repurchased	(90,418)	(1,377,762)	—	—	—	—	(7,316)	(107,560)

	(36,377)	(553,520)	—	—	150	1,500	(2,413)	(37,671)

NET INCREASE (DECREASE)	(8,687,481)	$(139,100,505)	6,427,029	$45,930,521	6,641,931	$70,015,372	897,283	$20,292,213

(a)	Commencement date of operations for the Concentrated Growth Fund was September 3, 2002 for all share classes.

 GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	realized	value, end	Total
	of year	(loss)(b)	gain (loss)	operations	gains	of year	return(a)

FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	$17.07	$(0.05)	$1.29	$1.24	$—	$18.31	7.26%
2004 - Class B Shares	16.09	(0.17)	1.21	1.04	—	17.13	6.46
2004 - Class C Shares	16.07	(0.17)	1.20	1.03	—	17.10	6.41
2004 - Institutional Shares	17.44	0.03	1.30	1.33	—	18.77	7.63
2004 - Service Shares	16.94	(0.07)	1.27	1.20	—	18.14	7.08

2003 - Class A Shares	15.44	— (c)	1.63	1.63	—	17.07	10.56
2003 - Class B Shares	14.66	(0.11)	1.54	1.43	—	16.09	9.75
2003 - Class C Shares	14.64	(0.11)	1.54	1.43	—	16.07	9.77
2003 - Institutional Shares	15.71	0.06	1.67	1.73	—	17.44	11.01
2003 - Service Shares	15.33	(0.01)	1.62	1.61	—	16.94	10.50

2002 - Class A Shares	19.76	(0.05)	(4.24)	(4.29)	(0.03)	15.44	(21.74)
2002 - Class B Shares	18.90	(0.18)	(4.03)	(4.21)	(0.03)	14.66	(22.31)
2002 - Class C Shares	18.88	(0.18)	(4.03)	(4.21)	(0.03)	14.64	(22.33)
2002 - Institutional Shares	20.02	0.02	(4.30)	(4.28)	(0.03)	15.71	(21.41)
2002 - Service Shares	19.63	(0.07)	(4.20)	(4.27)	(0.03)	15.33	(21.78)

2001 - Class A Shares	28.95	(0.06)	(7.23)	(7.29)	(1.90)	19.76	(26.48)
2001 - Class B Shares	27.99	(0.23)	(6.96)	(7.19)	(1.90)	18.90	(27.06)
2001 - Class C Shares	27.94	(0.22)	(6.94)	(7.16)	(1.90)	18.88	(27.00)
2001 - Institutional Shares	29.19	0.03	(7.30)	(7.27)	(1.90)	20.02	(26.18)
2001 - Service Shares	28.81	(0.08)	(7.20)	(7.28)	(1.90)	19.63	(26.58)

2000 - Class A Shares	24.96	(0.11)	6.29	6.18	(2.19)	28.95	25.70
2000 - Class B Shares	24.37	(0.30)	6.11	5.81	(2.19)	27.99	24.75
2000 - Class C Shares	24.33	(0.30)	6.10	5.80	(2.19)	27.94	24.75
2000 - Institutional Shares	25.06	— (c)	6.32	6.32	(2.19)	29.19	26.18
2000 - Service Shares	24.88	(0.13)	6.25	6.12	(2.19)	28.81	25.53

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

			Ratios assuming
			no expense reductions

		Ratio of		Ratio of
Net assets,	Ratio of	net investment	Ratio of	net investment
end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
year	to average	to average	to average	to average	turnover
(in 000s)	net assets	net assets	net assets	net assets	rate

$1,343,848	1.39%	(0.26)%	1.47%	(0.34)%	43%
196,910	2.14	(1.01)	2.22	(1.09)	43
89,086	2.14	(1.01)	2.22	(1.09)	43
289,239	0.99	0.14	1.07	0.06	43
5,592	1.49	(0.36)	1.57	(0.44)	43

1,483,768	1.40	0.00	1.48	(0.08)	17
226,663	2.15	(0.74)	2.23	(0.82)	17
100,027	2.15	(0.74)	2.23	(0.82)	17
303,840	1.00	0.41	1.08	0.33	17
5,985	1.50	(0.10)	1.58	(0.18)	17

1,388,868	1.43	(0.29)	1.47	(0.33)	11
238,335	2.18	(1.04)	2.22	(1.08)	11
101,783	2.18	(1.04)	2.22	(1.08)	11
316,020	1.03	0.11	1.07	0.07	11
5,976	1.53	(0.39)	1.57	(0.43)	11

2,001,259	1.44	(0.25)	1.46	(0.27)	18
338,673	2.19	(1.00)	2.21	(1.02)	18
127,839	2.19	(1.00)	2.21	(1.02)	18
444,195	1.04	0.15	1.06	0.13	18
8,979	1.54	(0.35)	1.56	(0.37)	18

2,736,484	1.45	(0.41)	1.47	(0.44)	34
451,666	2.20	(1.16)	2.22	(1.19)	34
143,126	2.20	(1.16)	2.22	(1.19)	34
497,986	1.05	—	1.07	(0.03)	34
13,668	1.55	(0.49)	1.57	(0.52)	34

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net		Net asset
	beginning	investment	and unrealized	investment	realized		value, end	Total
	of year	loss(b)	gain (loss)	operations	gains		of year	return(a)

FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	$7.79	$(0.04)	$0.32	$0.28	$—		$8.07	3.59%
2004 - Class B Shares	7.55	(0.10)	0.31	0.21	—		7.76	2.78
2004 - Class C Shares	7.56	(0.10)	0.32	0.22	—		7.78	2.91
2004 - Institutional Shares	7.93	(0.01)	0.33	0.32	—		8.25	4.04
2004 - Service Shares	7.82	(0.05)	0.33	0.28	—		8.10	3.58

2003 - Class A Shares	6.95	(0.03)	0.87	0.84	—		7.79	12.09
2003 - Class B Shares	6.79	(0.08)	0.84	0.76	—		7.55	11.19
2003 - Class C Shares	6.80	(0.09)	0.85	0.76	—		7.56	11.18
2003 - Institutional Shares	7.05	(0.01)	0.89	0.88	—		7.93	12.48
2003 - Service Shares	6.97	(0.03)	0.88	0.85	—		7.82	12.20

2002 - Class A Shares	9.22	(0.06)	(2.21)	(2.27)	—	(c)	6.95	(24.59)
2002 - Class B Shares	9.07	(0.12)	(2.16)	(2.28)	—	(c)	6.79	(25.11)
2002 - Class C Shares	9.08	(0.12)	(2.16)	(2.28)	—	(c)	6.80	(25.08)
2002 - Institutional Shares	9.30	(0.02)	(2.23)	(2.25)	—	(c)	7.05	(24.17)
2002 - Service Shares	9.23	(0.05)	(2.21)	(2.26)	—	(c)	6.97	(24.46)

2001 - Class A Shares	12.52	(0.06)	(3.24)	(3.30)	—		9.22	(26.35)
2001 - Class B Shares	12.40	(0.13)	(3.20)	(3.33)	—		9.07	(26.84)
2001 - Class C Shares	12.42	(0.13)	(3.21)	(3.34)	—		9.08	(26.88)
2001 - Institutional Shares	12.58	(0.02)	(3.26)	(3.28)	—		9.30	(26.06)
2001 - Service Shares	12.52	(0.04)	(3.25)	(3.29)	—		9.23	(26.27)

2000 - Class A Shares	10.06	(0.06)	2.52	2.46	—		12.52	24.46
2000 - Class B Shares	10.04	(0.14)	2.50	2.36	—		12.40	23.51
2000 - Class C Shares	10.05	(0.14)	2.51	2.37	—		12.42	23.58
2000 - Institutional Shares	10.07	(0.01)	2.52	2.51	—		12.58	24.93
2000 - Service Shares	10.06	(0.04)	2.50	2.46	—		12.52	24.45

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

			Ratios assuming no
			expense reductions

		Ratio of		Ratio of
Net assets,	Ratio of	net investment	Ratio of	net investment
end of	net expenses	loss	total expenses	loss to	Portfolio
year	to average	to average	to average	average net	turnover
(in 000s)	net assets	net assets	net assets	assets	rate

$173,243	1.44%	(0.47)%	1.55%	(0.58)%	19%
11,537	2.19	(1.22)	2.30	(1.33)	19
11,491	2.19	(1.22)	2.30	(1.33)	19
129,083	1.04	(0.07)	1.15	(0.18)	19
297	1.54	(0.58)	1.65	(0.69)	19

146,867	1.45	(0.49)	1.62	(0.66)	14
11,452	2.20	(1.24)	2.37	(1.41)	14
8,979	2.20	(1.24)	2.37	(1.41)	14
93,806	1.05	(0.09)	1.22	(0.26)	14
1	1.55	(0.44)	1.72	(0.61)	14

113,813	1.45	(0.66)	1.63	(0.84)	40
9,781	2.20	(1.41)	2.38	(1.59)	40
5,109	2.20	(1.41)	2.38	(1.59)	40
59,130	1.05	(0.27)	1.23	(0.45)	40
1	1.55	(0.58)	1.73	(0.76)	40

109,315	1.44	(0.52)	1.67	(0.75)	25
14,235	2.19	(1.27)	2.42	(1.50)	25
5,613	2.19	(1.27)	2.42	(1.50)	25
45,898	1.04	(0.15)	1.27	(0.38)	25
1	1.54	(0.37)	1.77	(0.60)	25

92,271	1.44	(0.50)	1.63	(0.69)	19
17,149	2.19	(1.24)	2.38	(1.43)	19
7,287	2.19	(1.24)	2.38	(1.43)	19
22,910	1.04	(0.09)	1.23	(0.28)	19
2	1.54	(0.35)	1.73	(0.54)	19

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	Net asset
	beginning	investment	and unrealized	investment	realized	value, end	Total
	of period	loss(c)	gain	operations	gains	of period	return(a)

FOR THE YEAR ENDED AUGUST 31,

2004 - Class A Shares	$11.64	$(0.07)	$0.17	$0.10	$(0.04)	$11.70	0.84%
2004 - Class B Shares	11.56	(0.16)	0.17	0.01	(0.04)	11.53	0.06
2004 - Class C Shares	11.55	(0.16)	0.16	—	(0.04)	11.51	(0.02)
2004 - Institutional Shares	11.68	(0.02)	0.17	0.15	(0.04)	11.79	1.26
2004 - Service Shares	11.64	(0.07)	0.17	0.10	(0.04)	11.70	0.84
FOR THE PERIOD ENDED AUGUST 31,

2003 - Class A Shares (commenced September 3, 2002)	10.00	(0.08)	1.72	1.64	—	11.64	16.40
2003 - Class B Shares (commenced September 3, 2002)	10.00	(0.16)	1.72	1.56	—	11.56	15.60
2003 - Class C Shares (commenced September 3, 2002)	10.00	(0.16)	1.71	1.55	—	11.55	15.50
2003 - Institutional Shares (commenced September 3, 2002)	10.00	(0.03)	1.71	1.68	—	11.68	16.80
2003 - Service Shares (commenced September 3, 2002)	10.00	(0.07)	1.71	1.64	—	11.64	16.40

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

					Ratios assuming no
					expense reductions

			Ratio of		Ratio of		Ratio of
Net assets,	Ratio of		net investment		total expenses		net investment
end of	net expenses		loss to		to average		loss to		Portfolio
period	to average		average		net		average		turnover
(in 000s)	net assets		net assets		assets		net assets		rate

$61,216	1.48%		(0.61)%		1.79%		(0.92)%		28%
96	2.23		(1.38)		2.54		(1.69)		28
247	2.23		(1.34)		2.54		(1.65)		28
45,464	1.08		(0.20)		1.39		(0.51)		28
2	1.58		(0.61)		1.89		(0.92)		28

49,494	1.48	(b)	(0.76	)(b)	2.65	(b)	(1.93	)(b)	19
92	2.23	(b)	(1.50	)(b)	3.40	(b)	(2.67	)(b)	19
20	2.23	(b)	(1.53	)(b)	3.40	(b)	(2.70	)(b)	19
27,810	1.08	(b)	(0.32	)(b)	2.25	(b)	(1.49	)(b)	19
2	1.58	(b)	(0.72	)(b)	2.75	(b)	(1.89	)(b)	19

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	Net asset
	beginning	investment	and unrealized	investment	realized	value, end	Total
	of year	loss(b)	gain (loss)	operations	gains	of year	return(a)

FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	$17.38	$(0.15)	$1.35	$1.20	$—	$18.58	6.90%
2004 - Class B Shares	16.94	(0.28)	1.32	1.04	—	17.98	6.14
2004 - Class C Shares	16.83	(0.28)	1.31	1.03	—	17.86	6.12
2004 - Institutional Shares	17.67	(0.08)	1.38	1.30	—	18.97	7.36
2004 - Service Shares	17.29	(0.17)	1.34	1.17	—	18.46	6.77

2003 - Class A Shares	14.09	(0.12)	3.41	3.29	—	17.38	23.35
2003 - Class B Shares	13.84	(0.22)	3.32	3.10	—	16.94	22.40
2003 - Class C Shares	13.74	(0.22)	3.31	3.09	—	16.83	22.49
2003 - Institutional Shares	14.27	(0.06)	3.46	3.40	—	17.67	23.83
2003 - Service Shares	14.03	(0.13)	3.39	3.26	—	17.29	23.24

2002 - Class A Shares	18.11	(0.15)	(3.87)	(4.02)	—	14.09	(22.20)
2002 - Class B Shares	17.92	(0.27)	(3.81)	(4.08)	—	13.84	(22.77)
2002 - Class C Shares	17.80	(0.27)	(3.79)	(4.06)	—	13.74	(22.81)
2002 - Institutional Shares	18.26	(0.08)	(3.91)	(3.99)	—	14.27	(21.89)
2002 - Service Shares	18.05	(0.16)	(3.86)	(4.02)	—	14.03	(22.27)

2001 - Class A Shares	19.50	(0.14)	(0.66)	(0.80)	(0.59)	18.11	(4.17)
2001 - Class B Shares	19.45	(0.28)	(0.66)	(0.94)	(0.59)	17.92	(4.92)
2001 - Class C Shares	19.31	(0.28)	(0.64)	(0.92)	(0.59)	17.80	(4.85)
2001 - Institutional Shares	19.59	(0.07)	(0.67)	(0.74)	(0.59)	18.26	(3.79)
2001 - Service Shares	19.45	(0.16)	(0.65)	(0.81)	(0.59)	18.05	(4.24)

2000 - Class A Shares	10.13	(0.11)	9.71	9.60	(0.23)	19.50	95.73
2000 - Class B Shares	10.18	(0.24)	9.74	9.50	(0.23)	19.45	94.27
2000 - Class C Shares	10.10	(0.24)	9.68	9.44	(0.23)	19.31	94.43
2000 - Institutional Shares	10.13	(0.04)	9.73	9.69	(0.23)	19.59	96.67
2000 - Service Shares	10.12	(0.12)	9.68	9.56	(0.23)	19.45	95.41

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

			Ratios assuming no
			expense reductions

		Ratio of		Ratio of
Net assets,	Ratio of	net investment	Ratio of	net investment
end of	net expenses	loss	total expenses	loss to	Portfolio
year	to average	to average	to average	average	turnover
(in 000s)	net assets	net assets	net assets	net assets	rate

$615,510	1.49%	(0.80)%	1.49%	(0.80)%	51%
85,969	2.24	(1.55)	2.24	(1.55)	51
69,067	2.24	(1.55)	2.24	(1.55)	51
290,601	1.09	(0.40)	1.09	(0.40)	51
1,464	1.59	(0.87)	1.59	(0.87)	51

441,187	1.53	(0.80)	1.53	(0.80)	66
85,601	2.28	(1.56)	2.28	(1.56)	66
63,358	2.28	(1.56)	2.28	(1.56)	66
189,498	1.13	(0.41)	1.13	(0.41)	66
539	1.63	(0.90)	1.63	(0.90)	66

368,361	1.51	(0.87)	1.51	(0.87)	69
68,639	2.26	(1.62)	2.26	(1.62)	69
47,581	2.26	(1.62)	2.26	(1.62)	69
134,954	1.11	(0.47)	1.11	(0.47)	69
471	1.61	(0.99)	1.61	(0.99)	69

428,981	1.54	(0.74)	1.54	(0.74)	66
73,776	2.29	(1.49)	2.29	(1.49)	66
47,738	2.29	(1.49)	2.29	(1.49)	66
128,182	1.14	(0.34)	1.14	(0.34)	66
232	1.64	(0.84)	1.64	(0.84)	66

188,199	1.52	(0.64)	1.61	(0.73)	73
42,061	2.27	(1.38)	2.36	(1.47)	73
26,826	2.27	(1.38)	2.36	(1.47)	73
49,921	1.12	(0.23)	1.21	(0.32)	73
3	1.62	(0.69)	1.71	(0.78)	73

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Growth Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Strategic Growth Fund, Concentrated Growth Fund and Growth Opportunities Fund (collectively “the Growth Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2004

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2004

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2004 through August 31, 2004.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/04	8/31/04		8/31/04*	3/1/04	8/31/04		8/31/04*

Class A
Actual	$1,000.00	$969.30		$6.90	$1,000.00	$948.30		$7.07
Hypothetical (5% return before expenses)	1,000.00	1,018.13	+	7.07	1,000.00	1,017.88	+	7.32

Class B
Actual	1,000.00	965.60		10.59	1,000.00	945.20		10.72
Hypothetical (5% return before expenses)	1,000.00	1,014,36	+	10.85	1,000.00	1,014.11	+	11.10

Class C
Actual	1,000.00	965.00		10.59	1,000.00	946.50		10.73
Hypothetical (5% return before expenses)	1,000.00	1,014.36	+	10.85	1,000.00	1,014.11	+	11.10

Institutional
Actual	1,000.00	970.50		4.92	1,000.00	951.60		5.13
Hypothetical (5% return before expenses)	1,000.00	1,020.14	+	5.05	1,000.00	1,019.88	+	5.31

Service
Actual	1,000.00	968.50		7.39	1,000.00	948.50		7.56
Hypothetical (5% return before expenses)	1,000.00	1,017.63	+	7.57	1,000.00	1,017.38	+	7.83

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Concentrated Growth Fund				Growth Opportunities Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/04	8/31/04		8/31/04*	3/1/04	8/31/04		8/31/04*

Class A
Actual	$1,000.00	$933.00		$7.21	$1,000.00	$956.70		$7.33
Hypothetical (5% return before expenses)	1,000.00	1,017.68	+	7.52	1,000.00	1,017.64	+	7.56

Class B
Actual	1,000.00	929.10		10.83	1,000.00	953.30		10.99
Hypothetical (5% return before expenses)	1,000.00	1,013.91	+	11.31	1,000.00	1,013.88	+	11.33

Class C
Actual	1,000.00	929.00		10.82	1,000.00	953.00		10.99
Hypothetical (5% return before expenses)	1,000.00	1,013.91	+	11.30	1,000.00	1,013.88	+	11.33

Institutional
Actual	1,000.00	934.20		5.27	1,000.00	958.60		5.37
Hypothetical (5% return before expenses)	1,000.00	1,019.69	+	5.50	1,000.00	1,019.65	+	5.54

Service
Actual	1,000.00	932.30		7.68	1,000.00	956.00		7.83
Hypothetical (5% return before expenses)	1,000.00	1,017.19	+	8.02	1,000.00	1,017.13	+	8.07

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	1.39%	2.14%	2.14%	0.99%	1.49%
Strategic Growth Fund	1.44	2.19	2.19	1.04	1.54
Concentrated Growth Fund	1.48	2.23	2.23	1.08	1.58
Growth Opportunities Fund	1.49	2.24	2.24	1.09	1.59

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Mary P. McPherson Age: 69	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 65	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).	63	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2004, the Trust consisted of 57 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Name, Age And Address

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies).

President— Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary— Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President— Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee— Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer— Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 39	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary— Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Growth Equity Funds — Tax Information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Concentrated Growth Fund designates $272,050 as capital gain dividends paid during the year ended August 31, 2004.

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FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $406.0 billion in assets under management as of June 30, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds
- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005
T R U S T E E S O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President
John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard
P. Strubel Kaysie P. Uniacke G O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P.
Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Holdings are as of August 31, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. The Strategic Growth Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant. The Concentrated Growth Fund is not diversified. Due to the smaller number of stocks generally held in the portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. Goldman, Sachs & Co. is the distributor of the Fund. Copyright 200 4 Goldman, Sachs & Co. All rights reserved. Date of first use: October 29, 2004 / 04-1434 GROWTHAR / 148.5K /10-04

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2004	2003	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$701,500	$668,000	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$372,500	$214,000	Financial statement audits
Audit-Related Fees:
•PwC	$198,800	$138,500	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$175,900	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant’s tax returns
•E&Y	$75,650	$57,800	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant's tax returns
All Other Fees:
•E&Y	$10,000	$0	Research and discussion on
			amortization methodologies

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2004	2003	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$524,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$0	$0
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$16,000	$0	Review of form N-14 for
			purposes of consent issuance
•E&Y	$14,000	$0	Review of fund merger
			documents; represents access to
			an on-line accounting reference
			tool for certain employees of
			the Trust’s distributor.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – $58,000 of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended [August 31, 2004 and August 31, 2003] were approximately $374,700 and $314,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 28, 2003 and November 29, 2002 were approximately $5.5 million and $8.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2004 and August 31, 2003 were approximately $85,650 and $57,800, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2003 and December 31, 2002 were approximately $30.9 million and $15.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 8, 2004

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 8, 2004